UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 1, 2015

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

Item 4.01 Changes in Registration’s Certifying Accountant.

On August 1, 2015, LightPath Technologies, Inc. (the “Company”) was notified that effective August 1, 2015, the accounting practice of Cross, Fernandez & Riley LLP (“CFR”), the Company’s independent public accountant, was combined with BDO USA, LLP (“BDO”), with CFR’s professional employees and partners joining BDO either as employees or partners. Accordingly, effective August 1, 2015, CFR resigned as the Company’s auditors and with the approval of the Audit Committee, BDO was engaged as its independent public accountant for the year ended June 30, 2015, in connection with the audit of its financial statements, and for review of its quarterly reports for the 2016 fiscal year.

Prior to engaging BDO, the Company did not consult with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on the Company’s financial statements, and BDO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(ii) of Regulation S-K.

The Report of Independent Registered Public Accounting Firm of CFR regarding the Company’s financial statements for the fiscal years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2014 and 2015, and during the interim period from the end of the most recently completed fiscal year through August 1, 2015, the date of resignation, there were no (a) disagreements, as described under Item 304(a)(1)(iv) of Regulation S-K, with CFR on any matter of accounting principles or disagreements, if not resolved to the satisfaction of CFR would have caused it to make reference to such disagreement in its reports, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided CFR with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that CFR furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 1, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: August 5, 2015	By:	/s/ J. James Gaynor
J. James Gaynor, President and CEO

Exhibit Index

Exhibit No.	Description

EX - 16.1	Letter from Cross, Fernandez & Riley LLP to the Securities and Exchange Commission dated August 1, 2015